UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   January 30, 2006

Commission File No. 1-14778

DOR BIOPHARMA, INC.
(Exact name of small business issuer as specified in its charter)

DELAWARE	41-1505029
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1691 Michigan Ave., Suite 435 Miami, FL	33139
(Address of principal executive offices)	(Zip Code)

(305) 534-3383
(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On January 26, 2006, Dor BioPharma, Inc. (the “Company”) advised Gastrotech Pharma A/S (“Gastrotech”) that the Company was not renewing the Company’s previously announced letter of intent with Gastrotech, which had expired in accordance with its terms on January 15, 2006. The letter of intent provides for a $1 million break-up fee in the event a party notifies the other of its intention not to proceed with the transaction. The Company’s position is that it does not owe Gastrotech such break-up fee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOR BIOPHARMA, INC.
By: /s/ Michael T. Sember
Name: Michael T. Sember
Title: President and Chief Executive Officer

Dated: February 3, 2006

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